Exhibit 99.2

AREGEE INVESTMENT NO 105 (PROPRIETARY) LIMITED
FORMERLY BIOMETRIC SECURITY (PROPRIETARY) LIMITED
(REGISTRATION NUMBER 1998/011524/07)
ANNUAL FINANCIAL STATEMENTS
FOR THE YEAR ENDED 28 FEBRUARY 2005

Horwath Zeller Karro
Chartered Accountants (S.A.)
Registered Accountants and Auditors
Issued 26 July 2005

AREGEE INVESTMENT NO 105 (PROPRIETARY) LIMITED
(REGISTRATION NUMBER 1998/011524/07

ANNUAL FINANCIAL STATEMENTS
for the year ended 28 February 2005

Country of incorporation	South Africa

Nature of business	Supplliers of biometric and computer technology

Directors	H M Kimmel

Postal address	PO Box 51455
Waterfront
Cape Town
8002

Auditors	Horwath Zeller Karro
Chartered Accountants (S.A.)
Registered Accountants and Auditors

Company registration	1998/011524/07

AREGEE INVESTMENT NO 105 (PROPRIETARY) LIMITED
(REGISTRATION NUMBER 1998/011524/07

ANNUAL FINANCIAL STATEMENTS
for the year ended 28 February 2005

The reports and statements set out below comprise the annual financial statements presented to the shareholder:

Approval and statement of responsibility

The directors are responsible for the maintenance of adequate accounting records and the preparation and integrity of the financial statements and related information. The external auditors are responsible for independently auditing and reporting on the fair presentation of financial statements in conformity with South African Auditing Standards. The financial statements have been prepared in accordance with Statements of Generally Accepted Accounting Practice and in the manner required by the Companies Act, 1973.

The directors are also responsible for the company's system of internal financial control. These are designed to provide reasonable, but not absolute, assurance as to the reliability of the financial statements, and to adequately safeguard, verify and maintain accountability of assets, and to prevent and detect misstatement and loss. Nothing has come to the attention of the directors to indicate that any material breakdown in the functioning of these controls, procedures and systems has occurred during the year under review.

The financial statements have been prepared on the going concern basis, since the directors have every reason to believe that the company has adequate resources in place to continue in operation for the foreseeable future.

The financial statements which appear on pages 4 to 17 were approved by the board on 26 July 2005 and signed on their behalf by:

_____________________________________
H M Kimmel

Cape Town
26 July 2005

REPORT OF THE INDEPENDENT AUDITORS TO THE SHAREHOLDER OF
AREGEE INVESTMENT NO 105 (PROPRIETARY) LIMITED

We have audited the annual financial statements of Aregee Investment No 105 (Proprietary) Limited set out on pages 4 to 16 for the year ended 28 February 2005. These financial statements are the responsibility of the company's directors. Our responsibility is to express an opinion on these financial statements based on our audit.

Scope

We conducted our audit in accordance with statements of South African Auditing Standards. Those standards require that we plan and perform the audit to obtain reasonable assurance that the financial statements are free of material misstatement. An audit includes:
• examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements,
• assessing the accounting principles used and significant estimates made by management, and
• evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

Audit opinion

In our opinion, the financial statements fairly present, in all material respects, the financial position of the company at 28 February 2005 and the results of its operations and cash flows for the year then ended in accordance with South African Statements of Generally Accepted Accounting Practice, appropriate to the business and in the manner required by the Companies Act in South Africa.

Supplementary information

The supplementary schedule set out on page 17 does not form part of the annual financial statements and is presented as additional information. We have not audited this schedule and accordingly we do not express an opinion on it.

Horwath Zeller Karro
Cape Town	Chartered Accountants (S.A.)
26 July 2005	Registered Accountants and Auditors

AREGEE INVESTMENT NO 105 (PROPRIETARY) LIMITED
(REGISTRATION NUMBER 1998/011524/07)
REPORT OF THE DIRECTORS
for the year ended 28 February 2005

The directors present their report for the year ended 28 February 2005. This report forms part of the audited financial statements.

1.	General review

The company's business and operations and the results thereof are clearly reflected in the attached financial statements. No material fact or circumstance has occurred between the accounting date and the date of this report.

The company carried on the business of suppliers of biometric and computer technology. It sold its trading operations on 28 February 2005.

On 11 April 2005 the company changed its name from Biometric Security (Proprietary) Limited.

2.	Financial results

The results of the company and the state of its affairs are set out in the attached financial statements and do not, in our opinion, require further comments.

3.	Dividends

No dividends were declared or recommended during the year.

4.	Share capital

There were no changes in the authorised share capital of the company during the accounting period under review share capital of R 24 675 was issued.

5.	Fixed assets

There have been no major changes in the fixed assets during the period or any changes in the policy relating to their use.

6.	Events subsequent to the year end

Other than mentioned above there have been no facts or circumstances of a material nature that have occurred between the accounting date and the date of this report.

7.	Directors

The directors of the company during the accounting period and up to the date of this report were as follows:

H M Kimmel
P J Scholtz	Resigned 17 May 2005

8.	Secretary

The company had no secretary during the year.

9.	Auditors

Horwath Zeller Karro will continue in office in accordance with section 270(2) of the Companies Act.

AREGEE INVESTMENT NO 105 (PROPRIETARY) LIMITED
(REGISTRATION NUMBER 1998/011524/07)

BALANCE SHEET
at 28 February 2005

		2005	2004
	Note	R	R

ASSETS
Non-current assets		265,018	597,556
Fixed assets	2	-	101,107
Intangible assets	3	-	496,449
Investments	4	265,018	-

Current assets		3,679,533	581,714
Inventories	5	-	53,300
Trade and other receivables	6	3,513,411	176,479
Loans receivable		65,993	45,476
Cash and cash equivalents		100,129	306,459

Total assets		3,944,551	1,179,270

EQUITY AND LIABILITIES

Capital and reserves		3,177,163	335,983
Issued capital	7	299,792	275,117
Distributable reserve		2,877,371	60,866

Non-current liabilities
Deferred tax	8	-	26,086

Current liabilities		767,388	817,201
Loans payable	9	576,624	559,204
Trade and other payables		190,764	257,997

Total equity and liabilities		3,944,551	1,179,270

AREGEE INVESTMENT NO 105 (PROPRIETARY) LIMITED
(REGISTRATION NUMBER 1998/011524/07)

INCOME STATEMENT
for the year ended 28 February 2005

		2005	2004
	Note	R	R
Gross revenue		1,883,461	2,105,258
Cost of sales		1,250,019	1,511,244

Gross profit		633,442	594,014
Other income		2,816,784	9,715
Operating costs		666,229	587,190

Operating profit	10	2,783,997	16,539
Investment income	12	6,422	3,508

Profit before taxation		2,790,419	20,047
Taxation	13	(26,086)	6,014

Profit after taxation		2,816,505	14,033

AREGEE INVESTMENT NO 105 (PROPRIETARY) LIMITED
(REGISTRATION NUMBER 1998/011524/07)

STATEMENT OF CHANGES IN EQUITY
for the year ended 28 February 2005

	Share capital R	Share premium R	Distributable reserve R	Total R

Balance at 1 March 2003	100	-	46,833	46,933
Net profit for the year			14,033	14,033
Issue of share capital	26	274,991		275,017

Balance at 1 March 2004	126	274,991	60,866	335,983
Net profit for the year			2,816,505	2,816,505
Issue of share capital	2	24,673		24,675

Balance at 28 February 2005	128	299,664	2,877,371	3,177,163

AREGEE INVESTMENT NO 105 (PROPRIETARY) LIMITED
(REGISTRATION NUMBER 1998/011524/07)

CASH FLOW STATEMENT
for the year ended 28 February 2005

		2005	2004
	Notes	R	R
CASH FLOWS FROM OPERATING ACTIVITIES		(272,274)	345,944
Cash (utilised in)/generated by operating activities	16.1	(278,696)	342,436
Interest received		6,422	3,508

CASH FLOWS FROM INVESTING ACTIVITIES		44,368	(331,582)

Expenditure to maintain operating capacity
Fixed assets acquired		-	(102,898)
Intangible assets acquired		(265,759)	(238,400)
Proceeds of disposals of fixed assets		65,000	9,716
Proceeds of disposals of intangible assets		510,145	-

Expenditure for expansion
Investments		(265,018)	-

CASH FLOWS FROM FINANCING ACTIVITIES		21,578	247,565
Capital raised		24,675	275,017
Loans raised		17,420	18,024
Loans repaid		(20,517)	(45,476)

(Decrease)/increase in cash and cash equivalents		(206,330)	261,927
Cash and cash equivalents at beginning of the year	16.2	306,459	44,532

Cash and cash equivalents at end of the year	16.2	100,129	306,459

AREGEE INVESTMENT NO 105 (PROPRIETARY) LIMITED
(REGISTRATION NUMBER 1998/011524/07)
NOTES TO THE FINANCIAL STATEMENTS
for the year ended 28 February 2005

1	BASIS OF PREPARATION

The financial statements are prepared in accordance with statements of generally accepted accounting practice. The financial statements are prepared under the historical cost convention as modified by the revaluation of certain property, plant and equipment, marketable securities and investment properties where appropriate.

Unless otherwise specifically stated, this basis is consistent with that of the previous year.

1.1	REVENUE RECOGNITION

Revenue from the sale of goods is recognised when the significant risks and rewards of ownership are transferred to the buyer.

1.2	INVESTMENTS

All investments are initially recognised at cost, being the fair value of the consideration given and including acquisition charges associated with the investment.
The company's investments in unlisted associates and subsidiaries are carried at cost less provision for impairment.

1.3	FIXED ASSETS

Furniture and fittings, Computer equipment and Computer software are included at historical cost.
Depreciation is calculated on the straight-line method to write off the cost of each asset, or the revalued amounts, to their residual values over their estimated useful lives as follows:
-  Furniture and fittings                      5 years
-  Computer equipment                           3 years
-  Computer software                              2 years

The carrying values of fixed assets are reviewed for impairment when events or changes in circumstances indicate the carrying value may not be recoverable. If any such indication exists and where the carrying values exceed the estimated recoverable amount, the assets or cash-generating units are written down to their recoverable amount.

1.4	INVENTORIES

Inventories are stated at the lower of cost and net realisable value. Cost is calculated on a first in, first out basis. Cost includes transport and handling cost. Where necessary, provision is made for obsolete, slow moving and defective inventories.

1.5	TAXATION

Deferred taxation is provided using a balance sheet liability method on all temporary differences between the carrying amounts for financial reporting purposes and the amounts used for taxation purposes, except for differences relating to goodwill which is not deductible for taxation purposes and the initial recognition of assets or liabilities which affect neither accounting not taxable profit or loss.

AREGEE INVESTMENT NO 105 (PROPRIETARY) LIMITED
(REGISTRATION NUMBER 1998/011524/07)
NOTES TO THE FINANCIAL STATEMENTS
for the year ended 28 February 2005

A deferred tax asset is recognised to the extent that it is probable that future taxable profits will be available against which the associated unused tax losses and deductible temporary differences can be utilised.

1.6	RESEARCH AND DEVELOPMENT EXPENDITURE

Research and development expenditure, including the design and production of prototypes of new computer software is capitalised and written off over the expected useful life of 5 years.

1.7	TRANSLATION OF FOREIGN CURRENCIES

Transactions

Foreign currency transactions are recorded, on initial recognition in Rands, by applying to the foreign currency amount the exchange rate between the Rand and the foreign currency at the date of the transaction.

At each balance sheet date:

(a) foreign currency monetary items are reported using the closing rate,

(b) non-monetary items, which are carried in terms of historical cost denominated in a foreign currency, are reported using the exchange rate at the date of the transaction, and

(c) non-monetary items which are carried at fair value denominated in a foreign currency are reported using the exchange rates that existed when the values were determined.

Exchange differences arising on the settlement of monetary items or on reporting an enterprise's monetary items at rates different from those at which they were initially recorded during the period, or reported in previous financial statements, are recognised as income or expenses in the period in which they arise.

1.8	FINANCIAL INSTRUMENTS

Financial instruments carried on the balance sheet include cash and bank balances, investments, receivables, trade creditors, leases and borrowings. The particular recognition methods adopted are disclosed in the individual policy statements associated with each item.

1.9	EMPLOYEE BENEFITS

The company does not provide for employee's retirement nor post retirement benefits.

AREGEE INVESTMENT NO 105 (PROPRIETARY) LIMITED
(REGISTRATION NUMBER 1998/011524/07)
NOTES TO THE FINANCIAL STATEMENTS
for the year ended 28 February 2005

2.	FIXED ASSETS

	Cost / valuation	2005 Accumulated depreciation	Carrying value	Cost / valuation	2004 Accumulated depreciation	Carrying value
Owned assets
Furniture and fittings	-	-	-	31,447	2,474	28,973
Computer equipment	-	-	-	155,763	85,126	70,637
Computer software	-	-	-	1,797	300	1,497

	-	-	-	189,007	87,900	101,107

The carrying amounts of fixed assets can be reconciled as follow

2004	Carrying value at beginning of year	Additions	Disposals	Depreciation	Carrying value at end of year
Owned assets
Furniture and fittings	1,327	29,972	-	(2,326)	28,973
Computer equipment	21,700	71,129	(1)	(22,191)	70,637
Computer software	-	1,797	-	(300)	1,497

	23,027	102,898	(1)	(24,817)	101,107

2005	Carrying value at beginning of year	Additions	Disposals	Depreciation	Carrying value at end of year
Owned assets
Furniture and fittings	28,973	-	(22,684)	(6,289)	-
Computer equipment	70,637	-	(41,717)	(28,920)	-
Computer software	1,497	-	(599)	(898)	-

	101,107	-	(65,000)	(36,107)	-

AREGEE INVESTMENT NO 105 (PROPRIETARY) LIMITED
(REGISTRATION NUMBER 1998/011524/07)
NOTES TO THE FINANCIAL STATEMENTS
for the year ended 28 February 2005

3.	INTANGIBLE ASSETS
	Cost / valuation	2005 Accumulated amortisation	Carrying value	Cost / valuation	2004 Accumulated amortisation	Carrying value
Development costs	-	-	-	994,557	498,108	496,449

The carrying amounts of intangible assets can be reconciled as follows:

2004	Carrying value at beginning of year	Additions	Disposals	Amortisation	Carrying value at end of year
Development costs	456,960	238,400	-	(198,911)	496,449

2005	Carrying value at beginning of year	Additions	Disposals	Amortisation	Carrying value at end of year
Development costs	496,449	265,759	(510,145)	(252,063)	-

2005	2004
R	R

4.	INVESTMENTS

Sequiam Corporation - Listed on NASD OTC:BB	265,018	-

5.	INVENTORIES

The amounts attributable to the different categories are as follows:
Finished goods	-	53,300

6.	TRADE AND OTHER RECEIVABLES

Included in Trade and Other Receivables is the balance of the purchase price for the sale of the trading operations totalling of R3,180,212 (2004 - R-) representing $540,000(2004 -$-).
Trade receivables	3,501,406	165,017
Prepayments	12,005	11,462
	3,513,411	176,479

AREGEE INVESTMENT NO 105 (PROPRIETARY) LIMITED
(REGISTRATION NUMBER 1998/011524/07)
NOTES TO THE FINANCIAL STATEMENTS
for the year ended 28 February 2005
2005	2004
R	R
7.	ISSUED CAPITAL

Authorised
-20,000,000 Ordinary shares of R0.0001 each	2,000	2,000
Issued
-1,282,807 (2004 - 1,262,545) Ordinary shares of R0.0001 each	128	126
Share premium	299,664	274,991
	299,792	275,117

8.	DEFERRED TAX

Deferred tax liabilities
The balance comprises:
-Assessed losses	-	(87,089)
-Capital Allowances	-	113,175
	-	26,086

Balance at beginning of year	26,086	20,072
Movements during year attributable to:
-Assesed loss	87,089	(5,656)
-Capital Allowances	(113,175)	11,670
Balance at end of year	-	26,086

The company has tax losses totalling R316,678 (2004 - R290,296) that is available for offset against future taxable profits. Deferred tax assets have not been recognised in respect of these losses as the directors have not commenced any further trading operations at the reporting date of the company other than the collection of the outstanding debts.

9.	LOANS PAYABLE

H Kimmel	576,624	559,204

The above loan is unsecured, does not bear free and is repayable on demand.

AREGEE INVESTMENT NO 105 (PROPRIETARY) LIMITED
(REGISTRATION NUMBER 1998/011524/07)
NOTES TO THE FINANCIAL STATEMENTS
for the year ended 28 February 2005

2005	2004
R	R
10	OPERATING PROFIT

Operating profit is stated after:

Income
Profit on disposals of fixed assets	-	9,715

Expenditure

Auditors' remuneration
-Audit fee	10,000	6,856

Depreciation
-Fixed assets	36,109	24,817
Amortisation of intangible assets	252,063	198,911

Lease rentals
-Premises	69,330	65,116

11.	DIRECTORS' EMOLUMENTS

The company did not pay any director's emoluments during the year (2004: R-).

12.	INVESTMENT INCOME

Interest income
-Interest received	6,422	3,508

13.	TAXATION

South African normal tax
-Deferred tax
Current year	(26,086)	6,014
Reconciliation of rate of taxation%	%	%
South African normal tax rate	30.0	30.0
Adjusted for:
-Capital profit on disposal of trading operations	(30.3)	-
-Utilisation of assessed losses	(0.6)	-
Net reduction	(30.9)	-
Effective rate	(0.9)	30.0

AREGEE INVESTMENT NO 105 (PROPRIETARY) LIMITED
(REGISTRATION NUMBER 1998/011524/07)
NOTES TO THE FINANCIAL STATEMENTS
for the year ended 28 February 2005

14.	OPERATING LEASE COMMITTMENTS

The lease of premises expires on 30 September 2005. The monthly rental at accounting date amounted to R6,190 (2004 R5,280). The operating lease was disposed with the trading operations of the company.

2005	2004
R	R

15.	FINANCIAL INSTRUMENTS

Foreign exchange risk
Aregee Investment No 105 (Proprietary) Limited has not taken out cover on foreign transactions.
Credit risk
The company only deposits cash surpluses with major banks of high quality credit standing.
Trade accounts receivable comprise a widespread customer base. Ongoing credit evaluation of the financial position of customers is performed.
The granting of credit is made on application and is approved by the directors. At year end, the company did not consider there to be any significant concentration of credit risk which has not been insured or adequately provided for.

15.1	Unhedged and uncovered foreign currency items:

Current assets:
Sundry debtors (balance of purchase price of trading operations), US$ 540,000 (2005 : US$ Nil) receivable 28 February 2005	3,180,212	-
Exchange rates used for conversion of foreign items were:
US$	5.889	-

AREGEE INVESTMENT NO 105 (PROPRIETARY) LIMITED
(REGISTRATION NUMBER 1998/011524/07)
NOTES TO THE FINANCIAL STATEMENTS
for the year ended 28 February 2005

2005	2004
R	R

16.	NOTES TO THE CASH FLOW STATEMENT

16.1	Cash (utilised in)/generated by operating activities

Net profit before taxation	2,790,419	20,047
Adjustments for:
Depreciation and amortisation	288,172	223,728
Investment income	(6,422)	(3,508)
Profit on disposals of fixed assets	-	(9,715)
	3,072,169	230,552
Movements in working capital
Decrease in inventories	53,300	-
(Increase)/decrease in accounts receivable	(3,336,932)	23,905
(Decrease)/increase in accounts payable	(67,233)	87,979
	(278,696)	342,436

16.2	Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and balances with banks. Cash and cash equivalents included in the cash flow statement comprise the following balance sheet amounts:
Cash and cash equivalents	100,129	306,459

AREGEE INVESTMENT NO 105 (PROPRIETARY) LIMITED
(REGISTRATION NUMBER 1998/011524/07)
NOTES TO THE FINANCIAL STATEMENTS
for the year ended 28 February 2005

	2005	2004
	R	R

GROSS REVENUE
Sales	1,883,461	2,105,258
COST OF SALES	1,250,019	1,511,244

Gross profit	633,442	594,014
OTHER INCOME	2,823,206	13,223
Interest received	6,422	3,508
Profit on sale of trading operations	2,816,784	-
Profit on disposal of fixed assets	-	9,715

Total income	3,456,648	607,237
EXPENDITURE	666,229	587,190
Accounting fees	10,526	6,736
Advertising	42,823	85,639
Amortisation	252,063	198,911
Assets under R2000	1,385	4,895
Auditors' remuneration	10,000	6,856
Bad debts	5,134	5,989
Bank charges	16,711	8,887
Debt collection	-	1,147
Delivery expenses	25,212	20,101
Depreciation	36,109	24,817
Insurance	7,232	1,466
Lease rentals	69,330	65,116
Legal expenses	940	351
Licences and permits	1,652	661
Motor vehicle expenses	526	779
Printing and stationery	10,944	11,758
RSC Levies	9,390	-
Repairs and maintenance	479	1,120
Salaries	67,051	61,063
Staff welfare	2,633	3,000
Subscriptions	1,754	5,261
Telephone and fax	76,497	59,532
Transport and freight	6,007	3,910
Travel - local	11,831	9,195
Operating profit before taxation	2,790,419	20,047
Taxation	(26,086)	6,014
Profit after taxation	2,816,505	14,033